UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2011

Eastern Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-32899	20-2653793
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Race Avenue, Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code): (717) 396-7095

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 31, 2011, Eastern Insurance Holdings, Inc. (“EIHI”) announced that A.M. Best Company has affirmed its A (Excellent) financial strength rating and stable outlook for EIHI’s subsidiary Eastern Alliance Insurance Group (“EAIG”), a domestic casualty insurance group specializing in workers’ compensation. A copy of the press release regarding EAIG is furnished as part of this Form 8-K and is attached hereto as Exhibit 99.1.

On May 31, 2011, EIHI announced that A.M. Best Company has upgraded its financial strength rating of Eastern Re Ltd., S.P.C. (“Eastern Re”), EIHI’s offshore segregated portfolio company, from A- to A (Excellent). Eastern Re’s rating has a stable outlook. A copy of the press release regarding Eastern Re is furnished as part of this Form 8-K and is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated May 31, 2011, regarding the A.M. Best Rating for Eastern Alliance Insurance Group.

99.2 Press Release, dated May 31, 2011, regarding the A.M. Best Rating for Eastern Re Ltd., S.P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN INSURANCE HOLDINGS, INC.

Dated: May 31, 2011	By:	/s/ Kevin M. Shook
Kevin M. Shook
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated May 31, 2011, regarding the A.M. Best Rating for Eastern Alliance Insurance Group.

99.2	Press Release, dated May 31, 2011, regarding the A.M. Best Rating for Eastern Re Ltd., S.P.C.